Exhibit 99.1
AMENDED AND RESTATED
PROMISSORY NOTE

$350,000,000	October 2, 2007 Valencia, California
     For Value Received, MannKind Corporation, a Delaware corporation (“Borrower”), hereby promises to pay to the order of Alfred E. Mann (“Lender”), in lawful money of the United States of America and in immediately available funds, the principal sum of up to Three Hundred and Fifty Million Dollars ($350,000,000) or the aggregate principal amount of all Advances (as defined below) made hereunder, whichever is less (the “Loan”) together with accrued and unpaid interest thereon, each due and payable on the dates and in the manner set forth below.
     1. Principal Repayment. The outstanding principal amount of each Advance together with all accrued and unpaid interest thereon shall be due and payable on December 31, 2011 (the “Maturity Date”).
     2. Interest Rate. Borrower further promises to pay interest on the outstanding principal amount of each Advance from the date thereof until payment in full, which interest shall be payable at a rate equal to the one year London Interbank Offered Rate (LIBOR) reported by the Wall Street Journal (or a comparable periodical if such periodical is no longer published) on the day of such Advance plus 3% per annum, or the maximum rate permissible by law (which under the laws of the State of California shall be deemed to be the laws relating to permissible rates of interest on commercial loans), whichever is less. Interest shall be due and payable quarterly in arrears not later than the first day of each calendar quarter for the preceding quarter, commencing on the first day of the calendar quarter following the calendar quarter in which an Advance is made, and shall be calculated on the basis of a 365/366-day year for the actual number of days elapsed.
     3. Place of Payment. All amounts payable hereunder shall be payable in lawful money of the United States of America at the office of Lender, 28903 North Avenue Paine, Valencia, CA 91355, unless another place of payment shall be specified in writing by Lender.
     4. Application of Payments; Prepayment.
          4.1 Payment on this Note shall be applied first to accrued interest, and thereafter to the outstanding principal balance hereof.
          4.2 This Note may be prepaid in whole or in part without penalty or premium. Any amount prepaid pursuant to this Section 4.2 may be reborrowed subject to Section 5 hereof. Any partial prepayment made pursuant to this Section 4.2 shall be applied to interest first and then to principal, and shall be applied to the oldest outstanding Advance first. At the time of any prepayment of principal hereunder, Borrower shall also pay all accrued and unpaid interest on the amount prepaid through the date of prepayment.

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          4.3 At any time after January 1, 2010, upon delivery of prior written notice (the “Call Notice”), Lender may require Borrower to prepay Advances that have been outstanding for more than twelve months as of the date of the notice. Lender may not require Borrower to prepay Advances in an aggregate amount exceeding $200,000,000 pursuant to this Section 4.3. If Lender exercises such call right, Borrower shall, on the earlier of: (x) 180 days after delivery of the Call Notice or (y) the Maturity Date, prepay the Advances in the amount set forth in the Call Notice. Any partial prepayment made pursuant to this Section 4.3 shall be applied to interest first and then to principal. At the time of any prepayment of principal hereunder, Borrower shall also pay all accrued and unpaid interest on the amount prepaid through the date of prepayment.
     5. Loan Requests. Provided that no Event of Default has occurred and is continuing, from and after April 1, 2008 and through and including September 30, 2008, Lender shall make available to Borrower a principal amount not to exceed One Hundred and Fifty Million Dollars ($150,000,000) for borrowings by Borrower from time to time, and from and after March 1, 2009 and through and including December 31, 2009, Lender shall make available to Borrower a principal amount not to exceed the sum of (x) Three Hundred and Fifty Million Dollars ($350,000,000) less (y) the aggregate principal amount of the Advances outstanding on September 30, 2008 (each, an “Advance”). Anything contained herein to the contrary notwithstanding, Borrower shall not be entitled to more than one Advance in any 12-month period unless Lender is licensed as a finance lender under the California Finance Lenders Law (Cal. Fin. Code § 22000 et seq.) or is otherwise not required to be licensed under such law as a result of an exception other than Cal. Fin. Code § 22050(e). Borrower shall be entitled to no further Advances hereunder after December 31, 2009. Each Advance shall be in a minimum principal amount of $50,000,000. Whenever Borrower desires an Advance hereunder, Borrower shall notify Lender by facsimile with a transmission confirmation or by electronic mail as long as a read receipt is requested and received no later than 4:00 p.m. Pacific time, sixty (60) calendar days prior to the date on which the Advance is requested to be made. At the time of any Advance (or at the time of receipt of any payment of principal), Lender shall make or cause to be made, an appropriate notation on the Exhibit A attached hereto reflecting the amount of such Advance (or the amount of such payment). The outstanding amount of this Note set forth on such Exhibit A shall be prima facie evidence of the principal amount thereof outstanding, but the failure to record, or any error in so recording, shall not limit or otherwise affect the obligations of Borrower to make payments of principal of or interest on this Note when due.
     6. Representations and Warranties. The Borrower hereby represents and warrants to the Lender as follows:
          6.1 The Borrower has the requisite power and authority to enter into this Note and to consummate the transactions contemplated hereby. The execution and delivery of this Note by the Borrower and the consummation by the Borrower of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Borrower. This Note has been duly executed and delivered by the Borrower and constitutes the legal, valid and binding agreements of the Borrower enforceable against the Borrower in accordance with their terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights

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generally and (ii) equitable principles of general applicability relating to the availability of specific performance, injunctive relief or other equitable remedies.
          6.2 No consent, approval, authorization, order, license, registration or qualification of or with any Governmental Entity is required for the execution and delivery by the Borrower of this Note or the transactions contemplated hereby, except such consents, approvals, authorizations, orders, licenses, registrations or qualifications as have been obtained, or which, if not obtained, would not, individually or in the aggregate, have a material adverse effect on the ability of the Borrower to perform its obligations hereunder or thereunder or consummate the transactions contemplated hereby or thereby on a timely basis. As used in this Note, the term “Governmental Entity” means any agency, bureau, commission, authority, department, official, political subdivision, tribunal or other instrumentality of any government, whether (i) regulatory, administrative or otherwise (including, without limitation, a self-regulatory organization or stock exchange); (ii) federal, state or local; or (iii) domestic or foreign.
          6.3 The execution and delivery by the Borrower of this Note, the performance by the Borrower of its obligations thereunder, and the consummation by the Borrower of the transactions contemplated hereby, will not conflict with or result in a breach or violation of (i) any of the terms or provisions of, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Borrower or any of its subsidiaries is a party or by which the Borrower or any of its subsidiaries is bound or to which any of their property or assets is subject or (ii) any applicable law or statute or any order, rule or regulation of any Governmental Entity having jurisdiction over the Borrower or any of its subsidiaries or any of their respective properties, except for in the case of either clause (i) or (ii) such conflicts, breaches or violations that would not prevent or delay the consummation of the transactions contemplated by this Note or that would not be reasonably expected to have a material adverse effect on the Borrower, nor will any such action result in any violation of the provisions of the organizational documents of the Borrower.
     7. Default. Each of the following events shall be an “Event of Default” hereunder:
          (a) Borrower fails to pay timely any of the principal amount due under this Note or any accrued interest or other amounts due under this Note on the date the same becomes due and payable or within five (5) business days thereafter;
          (b) Borrower files any petition or action for relief under any bankruptcy, reorganization, insolvency or moratorium law or any other law for the relief of, or relating to, debtors, now or hereafter in effect, or makes any assignment for the benefit of creditors or takes any corporate action in furtherance of any of the foregoing;
          (c) An involuntary petition is filed against Borrower (unless such petition is dismissed or discharged within sixty (60) days) under any bankruptcy statute now or hereafter in effect, or a custodian, receiver, trustee, assignee for the benefit of creditors (or other similar official) is appointed to take possession, custody or control of any property of Borrower; or

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          (d) Any representation or warranty made herein or in any other document delivered in connection herewith shall be incorrect or misleading in any material respect when made or deemed made (except where any such representation or warranty by the terms thereof is subject to a materiality standard, in which case such representation or warranty shall be incorrect or misleading in any respect).
Upon the occurrence of an Event of Default hereunder, all unpaid principal, accrued interest and other amounts owing hereunder shall, at the option of Lender, and, in the case of an Event of Default pursuant to (b) or (c) above, automatically, be immediately due, payable and collectible by Lender pursuant to applicable law, the commitment of the Lender to lend shall, at the option of the Lender, and in the case of an Event of Default pursuant to (b) or (c) above, automatically, terminate, and the interest rate applicable to outstanding Advances upon an Event of Default shall increase to LIBOR calculated on the date of the initial Advance or the date of the Event of Default (whichever is greater) plus 5% per annum for the period after said Event of Default until payment, or the maximum rate permissible by law as defined above, whichever is less.
     8. Waiver. Borrower waives presentment and demand for payment, notice of dishonor, protest and notice of protest of this Note, and shall pay all costs of collection when incurred, including, without limitation, reasonable attorneys’ fees, costs and other expenses.
     The right to plead any and all statutes of limitations as a defense to any demands hereunder is hereby waived to the full extent permitted by law.
     9. Governing Law. This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction. Borrower consents to in personam jurisdiction of the courts in the State of New York sitting in New York County and of the United States District Court of the Southern District of New York for any legal action or proceeding with respect to this Note. Borrower, by execution and delivery of this Note, hereby irrevocably accepts in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts.
     10. Successors and Assigns.
          10.1 This Note shall be binding upon and inure to the benefit of the Borrower and Lender and their respective successors and assigns; provided that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Lender. Lender may assign to one or more other persons all or a portion of his rights (but not his obligations) under this Note with respect to all or a portion of the Advances made by him.
          10.2 Without limiting the foregoing, Lender hereby affirms his intention that his obligations hereunder shall survive his death and be binding on his estate, the trustee of any revocable trust he has established for estate planning purposes, and his heirs and successors. Lender further represents, warrants and covenants that he has not included and will not include any provision in any document he has established for estate planning purposes that would defeat or purport to defeat his obligations hereunder.

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     11. Integration. This Note reflects the entire understanding of the parties with respect to the transactions contemplated hereby and shall not be contradicted or qualified by any other agreement or instrument, oral or written, before or after the date hereof.
     12. Amendments, Modification, Etc. No amendment, modification or waiver of any provision of this Note, and no consent to any departure by Lender or Borrower and their assigns therefrom, shall in any event be effective unless the same shall be in writing and signed by the Lender and Borrower, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.
     13. No Waiver. No failure on the part of the Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right under this Note preclude any other or further exercise thereof or the exercise of any other right. The rights of the Lender under this Note against Borrower are not conditional or contingent on any attempt by the Lender to exercise any of his rights under this Note against Borrower or any other person.
     14. Expenses. The Borrower agrees to reimburse, periodically and upon request, and at the date of effectiveness of this Note or upon termination of this Note, (i) the Lender’s reasonable expenses, including the reasonable fees and disbursements of the Lender’s attorneys, arising in connection with the preparation, negotiation, execution, delivery, amendment and administration of this Note and related transactions and (ii) the Lender’s expenses, including the fees and disbursements of the Lender’s attorneys, in connection with the enforcement of this Note or the protection of the Lender’s rights under this Note. In addition, the Borrower agrees to reimburse the Lender for all reasonable expenses, including the reasonable fees and disbursements of the Lender’s attorneys, incurred in connection with the licensing of the Lender as a finance lender under the California Finance Lenders Law.
     15. Indemnity. The Borrower shall indemnify, defend and hold harmless the Lender and its agents and attorneys (collectively, the “Indemnitees”) from and against (i) any and all transfer taxes, documentary taxes, assessments or charges made by any Governmental Entity by reason of the execution and delivery of this Note or the making of the Advances, and (ii) any and all liabilities, losses, damages, penalties, judgments, claims, costs and expenses of any kind or nature whatsoever (including reasonable attorneys’ fees, and disbursements in connection with any actual or threatened investigative, administrative or judicial proceeding, whether or not such Indemnitee shall be designated a party thereto) that may be imposed on, incurred by or asserted against such Indemnitee, in any manner relating to or arising out of this Note, the Advances or the use or intended use of the proceeds of the Advances; provided that no Indemnitee shall have the right to be indemnified or held harmless hereunder for its own gross negligence or willful misconduct, as determined by a final judgment of a court of competent jurisdiction.
     16. Seniority. Amounts due under this Note shall rank pari passu with all of the Borrower’s other senior unsecured obligations, including the Borrower’s 3.75% Senior Convertible Notes due 2013.
     17. Amendment and Restatement of Original Note. This Note amends, re-evidences, restates, and supersedes in full, but does not in any way satisfy or discharge the outstanding

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indebtedness, if any, owed under that Note dated August 1, 2007 in the original principal amount of One Hundred and Fifty Million Dollars ($150,000,000), made by the undersigned in favor of Lender (the “Original Note”). Lender agrees to return the Original Note to Borrower promptly after the execution and delivery of this Note, and Borrower agrees to promptly cancel the Original Note upon receipt thereof.

Borrower	MannKind Corporation
	By:	/s/ Richard Anderson
Richard Anderson
Chief Financial Officer

Acknowledged and Agreed:
Lender	/s/ Alfred E. Mann
Alfred E. Mann

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EXHIBIT A
Principal Borrowings Schedule

Date	Borrowing	Repayment	Principal Balance

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